UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 7, 2004 (October 6, 2004)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2941 Fairview Park Drive Suite 100, Falls Church, Virginia	22042-4513

(Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     Effective October 6, 2004, the board of directors of General Dynamics Corporation amended and restated the company’s bylaws. The revisions reflect changes in the General Corporation Law of the State of Delaware and evolving best practices. Below is a summary of the material revisions to the bylaws.

     The company’s bylaws were amended to: (i) provide that notices given to a stockholder by a form of electronic transmission will be deemed to have been given when directed to the stockholder; (ii) clarify that the nomination process set forth in the bylaws must be followed in electing directors at any meeting of stockholders, but such nomination process is not applicable to actions by the board of directors in filling any vacancies or appointing members for newly created directorships; (iii) establish requirements for qualification as a “qualified representative” of a stockholder for purposes of presenting stockholder nominations and proposals at a meeting of stockholders; (iv) clarify that the company is not required to include a stockholder’s nominee for election to the board of directors in the company’s proxy materials; (v) provide for the automatic exclusion of a stockholder proposal if the proposing stockholder or a qualified representative does not attend the meeting to present the proposal; (vi) clarify the procedures for filling vacancies and newly created directorships on the board of directors; (vii) provide that a committee of the board of directors may create subcommittees vested with any or all of the powers and authority of the committee; (viii) remove the requirement that every board meeting be preceded by an agenda; and (ix) provide that the concept of waiver of notice by attendance is applicable to any meeting of the directors and board committees in addition to meetings of stockholders.

     In addition to the revisions described above, stylistic changes to make the bylaws gender neutral and generally more readable were made to the bylaws. The Amended and Restated Bylaws of the company are attached hereto as Exhibit 3.2.

Item 8.01 Other Events

     Effective October 6, 2004, the board of directors of the company restated the company’s Certificate of Incorporation to integrate prior amendments to such Certificate of Incorporation. The Restated Certificate of Incorporation of the company is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.1	Restated Certificate of Incorporation of General Dynamics Corporation

3.2	Amended and Restated Bylaws of General Dynamics Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION
by	/s/ John W. Schwartz
John W. Schwartz
Vice President and Controller (Authorized Officer and Chief Accounting Officer)

Dated: October 7, 2004